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Exhibit 10.27

AMENDMENT NO. 2 TO WARRANT NO. 2

        This Amendment No. 2 to Warrant No. 2 is made and entered into as of the 30th day of December, 2005, by and among Digital Generation Systems, Inc., a Delaware corporation (the "Corporation"), and Scott K. Ginsburg ("Ginsburg").

        WHEREAS, the Corporation issued Warrant No. 2, dated as of December 9, 1998 for 1,548,460 shares of common stock of the Corporation (the "Warrant") to Ginsburg;

        WHEREAS, the Warrant was amended on or about November 30, 2000 pursuant to that certain Amendment No. 1 to Warrant No. 2 and again on or about June 24, 2004 pursuant to resolutions adopted by the unanimous written consent of the board of directors of the Corporation; and

        WHEREAS, the Corporation and Ginsburg wish to further amend the terms of the Warrant as described herein;

        NOW, THEREFORE, in consideration of the mutual promises, benefits and covenants herein contained, the Corporation and Ginsburg hereby agree as follows:

        1.     Unless otherwise defined, all capitalized terms used herein shall have the meaning ascribed to them in the Warrant. All references to Section herein shall be to Sections of the Warrant.

        2.     The introductory heading of the Warrant shall be amended to read "Void after December 31, 2010."

        3.     The entirety of Section 2 in the Warrant shall read as follows:

          "2.   Exercise Price.    The purchase price for the Shares shall be $1.00, as adjusted from time to time pursuant to Section 10 hereof (the "Exercise Price").

        [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 to Warrant No. 2 as of the date first above written.

DIGITAL GENERATION SYSTEMS, INC.
By:	/s/ ANTHONY J. LEVECCHIO

Name:	Anthony J. LeVecchio

Title:	Audit Committee Chairman

GINSBURG:
/s/ SCOTT K. GINSBURG Scott K. Ginsburg, Individually

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  Exhibit 10.27
AMENDMENT NO. 2 TO WARRANT NO. 2